James Alpha Funds Trust d/b/a EASTERLY FUNDS TRUST

FUND	Class A	Class C	Class I	Class R6
Easterly Global Real Estate Fund	JAREX	JACRX	JARIX	JARSX
Easterly Hedged Equity Fund	JDAEX	JDCEX	JDIEX	JDSEX
Easterly Snow Small Cap Value Fund	SNWAX	SNWCX	SNWIX	SNWRX
Easterly Snow Long/Short Opportunity Fund	SNOAX	SNOCX	SNOIX	SNORX
Easterly Income Opportunities Fund	JASVX	JSVCX	JSVIX	JASSX

(each a “Fund” and collectively the “Funds”)

Supplement dated March 6, 2026 to the Prospectus of the Funds dated December 29, 2025

This Supplement updates and supersedes any contrary information contained in the Prospectus, Summary Prospectuses, and Statement of Additional Information.

Reference is made to the section entitled “APPENDIX A”, subsection “Intermediary-Specific Sales Charge Waivers and Discounts”, in the Prospectus. Effective immediately, the following replaces the corresponding disclosure in this section:

Robert W. Baird & Co. (“Baird”):

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
  Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
  Shares purchased within 90 days following a redemption from a Easterly Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
  A shareholder in the Fund’s Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to a contingent deferred sales charge (“CDSC”) and the conversion is in line with the policies and procedures of Baird
  Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

  Shares sold due to death or disability of the shareholder
  Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
  Shares bought due to returns of excess contributions from an IRA Account
  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus
  Shares sold to pay Baird fees but only if the transaction is initiated by Baird
  Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

  Breakpoints as described in this prospectus
  Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Easterly assets held by accounts within the purchaser’s household at Baird. Eligible Easterly assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
  Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Easterly through Baird, over a 13-month period of time

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectuses, and Statement of Additional Information, each dated December 29, 2025. Please retain this Supplement for future reference.

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